EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                                                     Exhibit 10



                         INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees
USAA State Tax-Free Trust:

We consent to the use of our report dated May 5, 2000, incorporated herein by reference and to the references to our form under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                                              /S/ KPMG LLP


San Antonio, Texas
July 28, 2000